SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2004

CINERGY CORP.

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11377	CINERGY CORP. (A Delaware Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-1385023

Item 12.  Results of Operations and Financial Condition

On April 27, 2004, Cinergy Corp. issued a press release announcing its first quarter 2004 earnings.  A copy of the press release and related attachments are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 and are incorporated into this Report by reference.

The information in this Form 8-K is furnished under “Item 12.  Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.

Dated: April 28, 2004	By	/s/ LYNN J. GOOD
Name: Lynn J. Good
Title: Vice President and Controller